FOR MORE INFORMATION                                      FOR IMMEDIATE RELEASE
Jeff Battcher (404-713-0274)                                      July 23, 2001
Pattie Kushner (404-249-2365)

                    BellSouth Reports Second Quarter Earnings

-  DSL customers increase to 381,000
-  Cingular Wireless exceeds 21.2 million total customers
-  Latin America customer base surpasses 8 million
-  Data revenues grow 25 percent

ATLANTA - With continued growth in its broadband, data and wireless businesses, BellSouth Corporation (NYSE: BLS) reported normalized earnings per share (EPS) of 52 cents in the second quarter of 2001, including a 5-cent reduction related to previously disclosed foreign currency losses associated with remeasurement of U.S. dollar denominated debt. Without that impact, normalized EPS would have been 57 cents. Normalized EPS in the same quarter a year ago was 56 cents.

Adjusted to include BellSouth's 40 percent share of Cingular Wireless, revenues of $7.4 billion increased 8.9 percent compared to the second quarter of 2000.

Data, Broadband, Internet

BellSouth's second quarter data revenues were $1.1 billion, an increase of 25.3 percent compared to the same quarter of 2000. DSL (digital subscriber line) and other broadband and Internet services represented nearly 15 percent of total revenues. BellSouth added 78,000 high-speed Internet access customers in the second quarter, finishing with 381,000 DSL customers, on track toward its year-end target of 600,000.

High-speed, high-capacity services for business customers continued to drive BellSouth's data revenues. These offerings include branded products such as SMARTRing(R) service, which provides a dedicated high-capacity network connecting multiple customer locations and BellSouth central offices. To ensure a continuous flow of data, SMARTRing automatically detects and self-heals failures using fiber optic technology. For wholesale customers, in June
BellSouth activated the BellSouth Florida MIXSM, or Multimedia Internet Exchange, the only optically switched major Internet "intersection" in the U.S.

Domestic Wireless / Cingular

BellSouth's domestic wireless revenues were $1.4 billion in the second quarter of 2001. This was a gain of 37.5 percent compared to revenues from BellSouth's stand-alone domestic wireless operations in the second quarter of 2000. At June 30, Cingular had 21.2 million cellular and PCS customers, an annual growth rate of 16.9 percent. Revenue growth in the second quarter was driven by Cingular's nationwide footprint and demand for the company's array of data and voice services. In June, Cingular added an innovative relocation program for its customers who move from one part of the country to another, and introduced a new product to the suite of mobile commerce services known as Cingular Wireless Wallet. The new feature, called Cingular DirectBill, is the first nationwide wireless billing service in the U.S.

Latin America Group

Consolidated Latin America revenues -- including advertising and publishing - were $744 million in the second quarter. Cash earnings, or EBITDA, increased
34.1 percent to $244 million. BellSouth had more than 8 million customers in Latin America at the end of the second quarter, an annual growth rate of 43.4 percent. BellSouth and its partners added 1.1 million new customers in Brazil over the past 12 months, driven by strong operating performance. The markets BellSouth serves in 11 Central and South American countries have significant untapped potential, as indicated by the fact that only about five out of every 100 potential customers currently have the company's wireless service.

Worldwide Wireless Reach

Including Cingular, BellSouth now provides wireless services to 44.7 million total customers in the U.S. and 15 other countries. On a proportionate basis, BellSouth's wireless customers around the world numbered 19.2 million at June 30, an increase of 5.7 million, or 41.9 percent, compared to the second quarter of 2000. Through its international operations and its domestic joint venture, Cingular, BellSouth's wireless licenses reach a total population globally of more than 556 million.

Impact of Growth Initiatives

As previously disclosed, the second quarter reflected the impact of BellSouth's accelerated growth initiatives in domestic broadband and Latin America wireless. The company's 2001 ramp-up of DSL high-speed Internet access service reduced EPS an incremental 2 cents compared to the second quarter of 2000. BellSouth's wireless operations in Colombia, which were acquired in July 2000 and not included in the second quarter a year ago, reduced EPS 2 cents.

Special Items

Reported EPS in the second quarter of 2001 was 47 cents, reflecting the impact of special items totaling 5 cents. These items were: a previously disclosed accrual adjustment for prior claims from competitive local exchange carriers (CLECs) regarding reciprocal compensation; and transition costs associated with the previously announced restructuring of BellSouth's consumer wireless video entertainment business.

2001 Guidance

BellSouth is reissuing its EPS guidance for the full-year due to the impact of deteriorating economic growth and previously disclosed foreign exchange losses associated with U.S. dollar denominated debt. The company expects normalized EPS, adjusted for year-over-year incremental foreign exchange losses, to be in the $2.30 to $2.35 range (5% to 7% growth). Including the effects of foreign exchange losses, normalized EPS is expected to be in the $2.25 to $2.30 range.

Guidance for certain key financial and business metrics in 2001 remains as follows:

Total operating revenue, including Cingular   9-11% growth
Data revenue                                  30% growth (approx.)
Capital expenditures                          $5.5-6.0 billion
DSL high-speed Internet customers             600,000 at 12/31/01



About BellSouth Corporation

BellSouth   Corporation  is  a  Fortune  100  communications   services  company
headquartered in Atlanta, GA, serving nearly 46 million customers in the United States and 16 other countries.

Consistently recognized for customer satisfaction, BellSouth provides a full array of broadband data and e-commerce solutions to business customers, including Web hosting and other Internet services. In the residential market, BellSouth offers DSL high-speed Internet access, advanced voice features and other services. BellSouth also provides online and directory advertising services, including BellSouth(R) Real PagesSM.com.

BellSouth owns 40 percent of Cingular Wireless, the nation's second largest wireless company, which provides innovative wireless data and voice services.

Further information about BellSouth's second quarter earnings can be accessed at www.bellsouth.com/investor. The press release, financial statements and earnings commentary summarizing highlights of the quarter are available on the BellSouth Investor Relations Web site starting today at 8 a.m. Eastern Time.
BellSouth will host a conference call with investors today at 10 a.m. Eastern Time. Participating on the call will be BellSouth CFO Ron Dykes and Investor Relations Vice President Nancy Humphries. Dial-in information for the conference call is:
Domestic:  888-370-1863
International:  706-634-1735

A replay of the call will be available beginning at noon today, through 5 p.m. July 30. The replay can be accessed by dialing:
Domestic:  800-642-1687 - Reservation number:  1325558
International:  706-645-9291 - Reservation number:  1325558

The second quarter earnings release, BLS Investor News summarizing highlights of the quarter, and downloadable Microsoft Excel and computer viewable financial statements are available at 8 a.m. today on our Web site,
www.bellsouth.com/investor. Today's conference call will be audiocast live on our Web site beginning at 10 a.m., with a replay available through July 30.

In addition to historical information, this document contains forward-looking statements regarding events and financial trends. Factors that could affect future results and could cause actual results to differ materially from those expressed or implied in the forward-looking statements include: (i) a change in economic conditions in domestic or international markets where we operate or have material investments which would affect demand for our services; (ii) the intensity of competitive activity and its resulting impact on pricing strategies and new product offerings; (iii) higher than anticipated cash requirements for investments, new business initiatives and acquisitions and (iv) those factors contained in the Company's periodic reports filed with the SEC. The forward-looking information in this document is given as of this date only, and BellSouth assumes no duty to update this information.




BellSouth Corporation
Consolidated Statements of Income - Normalized Basis (unaudited)
(amounts in millions, except per share data)

Note to Readers: Our reported results have been significantly impacted by several events, including the formation of Cingular Wireless and other one-time items. To assist in your understanding of our results, we have prepared the following normalized information, including the notes on page 3 which discuss the impacts of these events. See the following page for our reported results.

                                                    2Q01     2Q00(10)   Growth


Operating Revenues
     Communications group                            $4,736   $ 4,571      3.6%
     Domestic wireless                                1,414     1,028     37.5%
     Latin America                                      744       689      8.0%
     Domestic advertising and publishing                436       441     -1.1%
     All other                                           35        34      2.9%
          Total Operating Revenues                    7,365     6,763      8.9%

Operating Expenses
     Operational and support expenses                 3,969     3,576     11.0%
     Depreciation and amortization                    1,392     1,240     12.3%
          Total Operating Expenses                    5,361     4,816     11.3%
Operating Income                                      2,004     1,947      2.9%
Interest Expense                                        394       332     18.7%
Other Income (Expense), net                             (53)       68      N/M*
Income Before Income Taxes                            1,557     1,683     -7.5%
Provision for Income Taxes                              584       619     -5.7%
            Net Income                                 $973    $1,064     -8.6%

Diluted:
     Weighted Average Common Shares Outstanding       1,886     1,900     -0.7%
     Earnings Per Share                               $0.52     $0.56     -7.1%


                                                          Year-to-Date
                                                   2001     2000(10)   Growth
Operating Revenues
     Communications group                           $9,363    $ 9,062      3.3%
     Domestic wireless                               2,724      1,972     38.1%
     Latin America                                   1,517      1,367     11.0%
     Domestic advertising and publishing               870        790     10.1%
     All other                                          69         67      3.0%
          Total Operating Revenues                  14,543     13,258      9.7%

Operating Expenses
     Operational and support expenses                7,924      7,152     10.8%
     Depreciation and amortization                   2,729      2,458     11.0%
          Total Operating Expenses                  10,653      9,610     10.9%
Operating Income                                     3,890      3,648      6.6%
Interest Expense                                       814        638     27.6%
Other Income (Expense), net                             18        214       N/M
Income Before Income Taxes                           3,094      3,224     -4.0%
Provision for Income Taxes                           1,146      1,179     -2.8%
            Net Income                              $1,948     $2,045     -4.7%

Diluted:
     Weighted Average Common Shares Outstanding      1,886      1,899     -0.7%
     Earnings Per Share                              $1.03      $1.08     -4.6%

* - Not meaningful.

Selected Financial and Operating Data

                                                    2Q01      2Q00(10)   Growth

EBITDA (5)                                           $3,396    $3,187      6.6%
EBITDA margin (6)                                     46.1%     47.1% -100  bps
Return on average equity (annualized)                 22.0%     26.2% -420  bps
Return on average total capital (annualized)          13.5%     16.5% -300  bps

Digital and data revenues                            $1,089      $869     25.3%
Dividends per share                                   $0.19     $0.19        --
Capital expenditures                                 $1,667    $1,705     -2.2%

                                                             Year-to-Date
                                                    2001      2000(10)   Growth

EBITDA (5)                                           $6,619     $6,106      8.4%
EBITDA margin (6)                                     45.5%      46.1%  -60  bps
Return on average equity (annualized)                 22.3%      26.0% -370  bps
Return on average total capital (annualized)          13.9%      16.0% -210  bps

Digital and data revenues                            $2,123     $1,680     26.4%
Dividends per share                                   $0.38      $0.38        --
Capital expenditures                                 $3,357     $3,268      2.7%

Common shares outstanding                             1,874     1,881     -0.4%
Book value per share                                  $9.54     $8.78      8.7%
Debt ratio                                            51.6%     50.6%  100  bps
Total employees                                     107,954    99,027      9.0%

See Accompanying Notes at Page 3

BellSouth Corporation
Normalized Earnings Summary  (unaudited)
(amounts in millions, except per share data)

                                                 2Q01       2Q00     Growth

Reported Net Income                               $880     $1,064    -17.3%
      Adjustment to ISP Accrual (a)                $88          -
      Postretirement benefit expense (b)             -          -
      Loss on sale of Qwest common stock (c)         -          -
      Losses from wireless video business (d)        5          -
      Gain on E-Plus restructuring (e)               -          -
      Severance accrual (f)                          -          -
Normalized Net Income                             $973     $1,064     -8.6%

Reported Diluted Earnings Per Share              $0.47      $0.56    -16.1%
      Adjustment to ISP Accrual (a)              $0.05          -
      Postretirement benefit expense (b)             -          -
      Loss on sale of Qwest common stock (c)         -          -
      Losses from wireless video business (d)        -          -
      Gain on E-Plus restructuring (e)               -          -
      Severance accrual (f)                          -          -
Normalized Diluted Earnings Per Share *          $0.52      $0.56     -7.1%

                                                        Year-to-Date
                                                   2001      2000     Growth

Reported Net Income                                $1,771    $2,065    -14.2%
      Adjustment to ISP Accrual (a)                   $88         -
      Postretirement benefit expense (b)               47         -
      Loss on sale of Qwest common stock (c)           32         -
      Losses from wireless video business (d)          10         -
      Gain on E-Plus restructuring (e)                  -       (68)
      Severance accrual (f)                             -        48
Normalized Net Income                              $1,948    $2,045     -4.7%

Reported Diluted Earnings Per Share                 $0.94     $1.09    -13.8%
      Adjustment to ISP Accrual (a)                 $0.05         -
      Postretirement benefit expense (b)             0.02         -
      Loss on sale of Qwest common stock (c)         0.02         -
      Losses from wireless video business (d)        0.01         -
      Gain on E-Plus restructuring (e)                  -     (0.04)
      Severance accrual (f)                             -      0.03
Normalized Diluted Earnings Per Share *             $1.03     $1.08     -4.6%

* Normalized earnings per share for year-to-date 2001 does not sum due to rounding.

See Accompanying Notes at Page 3

BellSouth Corporation
Notes to Normalized Financial and Operating Data

Our normalized earnings have been adjusted for the following:

(a) Adjustment to ISP Accrual - Represents the loss incurred for prior claims from competitive local exchange carriers regarding reciprocal compensation for ISP traffic.

(b) Postretirement benefit expense - The amount shown represents expense for changes in postretirement medical benefit obligations. This expense is being recognized in accordance with generally accepted accounting principles.

(c) Loss on sale of Qwest common stock - Represents the loss incurred from the sale of a portion of our investment in Qwest common stock.

(d) Losses from Wireless Video Business - Represents the current period losses being incurred as we exit the wireless video entertainment business.

(e)  Gain  on  E-Plus   Restructuring   -  Represents   income  related  to  the
     restructuring of our ownership interest in German wireless operator E-Plus.

(f) Severance Accrual - Represents expense recorded as a result of our plan to reduce our domestic general and administrative staff.


In addition to the items discussed above, our consolidated normalized statements of income have been adjusted for the following:

(g) Communications group revenues have been adjusted to present all revenues from sales of customer premises equipment on an agency-fee basis (net of associated direct costs). This adjustment is made to present these revenues on a basis comparable to amounts earned under a new vendor contract entered into during first quarter 2001.

(h) The 2001 periods have been adjusted to include our proportional share of Cingular Wireless' operating results for second quarter 2001 and year-to-date 2001, net of eliminations for amounts charged between Cingular and other BellSouth companies.

(i) Cingular presents its revenues and expenses from roamer activity on a gross basis. We have conformed our domestic wireless revenues and operational and support expenses for the 2000 periods to present roamer revenues and roamer costs on a consistent basis.

BellSouth Corporation
Consolidated Statements of Income - Reported Basis (unaudited)
(amounts in millions, except per share data)

                                                  2Q01     2Q00(10)  Growth
Operating Revenues
     Communications group                          $4,764   $ 4,601      3.5%
     Domestic wireless                                  -       936   -100.0%
     Latin America                                    744       689      8.0%
     Domestic advertising and publishing              436       441     -1.1%
     All other                                         41        34     20.6%
          Total Operating Revenues                  5,985     6,701    -10.7%

Operating Expenses
     Operational and support expenses               3,232     3,514     -8.0%
     Depreciation and amortization                  1,203     1,240     -3.0%
     Severance accrual                                  -         -      N/M*
          Total Operating Expenses                  4,435     4,754     -6.7%
Operating Income                                    1,550     1,947    -20.4%
Interest Expense                                      334       332      0.6%
Other Income, net                                     188        68      N/M
Income Before Income Taxes                          1,404     1,683    -16.6%
Provision for Income Taxes                            524       619    -15.3%
            Net Income                               $880    $1,064    -17.3%

Diluted:
     Weighted Average Common Shares Outstanding     1,886     1,900     -0.7%
     Earnings Per Share                             $0.47     $0.56    -16.1%

                                                        Year-to-Date
                                                 2001     2000(10)   Growth
Operating Revenues
     Communications group                         $9,429    $ 9,114      3.5%
     Domestic wireless                                 -      1,803   -100.0%
     Latin America                                 1,517      1,367     11.0%
     Domestic advertising and publishing             870        790     10.1%
     All other                                        88         67     31.3%
          Total Operating Revenues                11,904     13,141     -9.4%

Operating Expenses
     Operational and support expenses              6,393      7,035     -9.1%
     Depreciation and amortization                 2,360      2,458     -4.0%
     Severance accrual                                -         78       N/M
          Total Operating Expenses                 8,753      9,571     -8.5%
Operating Income                                   3,151      3,570    -11.7%
Interest Expense                                     694        638      8.8%
Other Income, net                                    354        282     25.5%
Income Before Income Taxes                         2,811      3,214    -12.5%
Provision for Income Taxes                         1,040      1,149     -9.5%
            Net Income                            $1,771     $2,065    -14.2%

Diluted:
     Weighted Average Common Shares Outstanding    1,886      1,899     -0.7%
     Earnings Per Share                            $0.94      $1.09    -13.8%

* - Not meaningful.

Selected Financial and Operating Data

                                                     2Q01     2Q00(10)  Growth

EBITDA (5)                                           $2,753    $3,187    -13.6%
EBITDA margin (6)                                     46.0%     47.6% -160  bps
Return on average equity (annualized)                 19.9%     26.2% -630  bps
Return on average total capital (annualized)          12.5%     16.5% -400  bps

                                                           Year-to-Date
                                                    2001     2000(10)   Growth

EBITDA (5)                                          $5,511     $6,106     -9.7%
EBITDA margin (6)                                    46.3%      46.5%  -20  bps
Return on average equity (annualized)                20.3%      26.3% -600  bps
Return on average total capital (annualized)         12.9%      16.2% -330  bps

See Accompanying Notes at Page 13

BellSouth Corporation
Consolidated Balance Sheets (unaudited)
(amounts in millions, except per share data)

                                                      June 30,     December 31,
                                                        2001           2000
Assets
Current Assets:
      Cash and cash equivalents                         $658         $1,061
      Accounts receivable, net of allowance
         for uncollectibles of $411 and $377           4,962          5,157
      Material and supplies                              434            379
      Other current assets                             1,046            809
          Total Current Assets                         7,100          7,406

Investments and Advances                               9,845         11,010
Property, Plant and Equipment, net                    25,057         24,157
Deferred Charges and Other Assets                      4,668          4,180
Intangible Assets, net                                 4,295          4,172
Total Assets                                         $50,965        $50,925

Liabilities and Shareholders' Equity
Current Liabilities:
      Debt maturing within one year                   $6,057         $7,569
      Accounts payable                                 1,734          2,233
      Other current liabilities                        3,695          3,468
          Total Current Liabilities                   11,486         13,270

Long-Term Debt                                        13,043         12,463

Noncurrent Liabilities:
      Deferred income taxes                            3,537          3,580
      Other noncurrent liabilities                     5,019          4,700
          Total Noncurrent Liabilities                 8,556          8,280

Shareholders' Equity:
      Common stock, $1 par value                       2,020          2,020
      Paid-in capital                                  6,763          6,740
      Retained earnings                               15,102         14,074
      Accumulated other comprehensive income            (747)          (488)
      Shares held in trust and treasury               (5,126)        (5,222)
      Guarantee of ESOP debt                            (132)          (212)
          Total Shareholders' Equity                  17,880         16,912
Total Liabilities and Shareholders' Equity           $50,965        $50,925

See Accompanying Notes at Page 13

BellSouth Corporation
Results by Segment (amounts in millions) (unaudited)

Communications Group (1)

                                              2Q01      2Q00     Growth

Operating Revenues
      Local service                            $2,964    $2,891      2.5%
      Network access                            1,226     1,210      1.3%
      Long distance                               176       169      4.1%
      Other                                       433       395      9.6%
          Total Operating Revenues              4,799     4,665      2.9%
Operating Expenses
      Operational and support expenses          2,356     2,184      7.9%
      Depreciation and amortization             1,013       940      7.8%
          Total Operating Expenses              3,369     3,124      7.8%
Operating Income                                1,430     1,541     -7.2%
Interest Expense                                  165       177     -6.8%
Other Income, net                                   5         3      N/M*
Income Before Income Taxes                      1,270     1,367     -7.1%
Provision for Income Taxes                        451       496     -9.1%
            Segment Net Income(1)                $819      $871     -6.0%

                                                     Year-to-Date
                                               2001       2000     Growth

Operating Revenues
      Local service                           $5,874     $5,719      2.7%
      Network access                           2,463      2,442      0.9%
      Long distance                              347        339      2.4%
      Other                                      801        743      7.8%
          Total Operating Revenues             9,485      9,243      2.6%
Operating Expenses
      Operational and support expenses         4,556      4,348      4.8%
      Depreciation and amortization            1,989      1,851      7.5%
          Total Operating Expenses             6,545      6,199      5.6%
Operating Income                               2,940      3,044     -3.4%
Interest Expense                                 333        339     -1.8%
Other Income, net                                 17          7       N/M
Income Before Income Taxes                     2,624      2,712     -3.2%
Provision for Income Taxes                       950      1,009     -5.8%
            Segment Net Income(1)             $1,674     $1,703     -1.7%
* - Not meaningful.


Selected Financial and Operating Data
(amounts in millions)
                                             2Q01      2Q00(10)   Growth

EBITDA (5)                                   $2,443    $2,481     -1.5%
EBITDA margin (6)                             50.9%     53.2% -230  bps
Calling feature revenues                       $577      $532      8.5%
Access minutes of use                        27,413    28,798     -4.8%
Toll messages                                   111       129    -14.0%
Capital expenditures                         $1,417    $1,284     10.4%

                                                       Year-to-Date
                                              2001      2000(10)   Growth

EBITDA (5)                                   $4,929     $4,895      0.7%
EBITDA margin (6)                             52.0%      53.0% -100  bps
Calling feature revenues                     $1,144     $1,047      9.3%
Access minutes of use                        55,355     57,514     -3.8%
Toll messages                                   219        265    -17.4%
Capital expenditures                         $2,894     $2,485     16.5%


Equivalent access lines in service (thousands):
      Access lines                           25,666     25,864     -0.8%
      Access line equivalents                33,877     21,821     55.2%
Total equivalent access lines in service     59,543     47,685     24.9%
Wholesale Lines                               1,478      1,036     42.7%
Internet customers (thousands)                1,097        788     39.2%
DSL customers (thousands)                       381         74    414.9%

See Accompanying Notes at Page 13

BellSouth Corporation
Results by Segment (unaudited)
Supplemental Operating Data  (in thousands)

Communications Group - Network Access Lines In Service(a)


                                                2Q01       2Q00       Growth


Access lines (b)
      Residence                                 17,011     17,203      -1.1%
      Business                                   8,426      8,401       0.3%
      Other                                        229        260     -11.9%
           Total access lines in service        25,666     25,864      -0.8%
Access line equivalents(c)
      Selected digital data services:
          DS0  & ADSL                            2,998      1,030     191.1%
          DS1                                    6,246      5,071      23.2%
          DS3 & higher                          24,633     15,720      56.7%
           Total digital data lines in service  33,877     21,821      55.2%

Total equivalent access lines in service        59,543     47,685      24.9%

(a) Prior period operating data are often revised at later dates to reflect updated information. The above information reflects the latest data available for the periods indicated.

(b) Access line counts include amounts for switched access lines, Basic Rate ISDN, Primary Rate ISDN and UNE Combos.

(c) Access line equivalents represent a conversion of non-switched data circuits to a switched access line basis and is presented for comparability purposes. Equivalents are calculated by converting high-speed/high-capacity circuits to the equivalent of a switched access line based on transport capacity. While the revenues generated by access line equivalents have a directional relationship with these counts, revenue growth rates cannot be compared to line growth rates on an equivalent basis.

See Accompanying Notes at Page 13

BellSouth Corporation
Results by Segment (amounts in millions) (unaudited)

Domestic Wireless Segment (1)(a)


                                           2Q01        2Q00      Growth

Operating Revenues
     Service revenues (4)                    $1,312       $964       36.1%
     Equipment and other revenues               102         72       41.7%
         Total Operating Revenues             1,414      1,036       36.5%
Operating Expenses
     Operational and support expenses           921        724       27.2%
     Depreciation and amortization              190        154       23.4%
         Total Operating Expenses             1,111        878       26.5%
Operating Income                                303        158       91.8%
Interest Expense                                 82         27        N/M*
Other Income (Expense), net                     (10)        39        N/M
Income Before Income Taxes                      211        170       24.1%
Provision for Income Taxes                       82         64       28.1%
           Segment Net Income(1)               $129       $106       21.7%

                                                     Year-to-Date
                                              2001        2000      Growth

Operating Revenues
     Service revenues (4)                     $2,517     $1,837       37.0%
     Equipment and other revenues                207        149       38.9%
         Total Operating Revenues              2,724      1,986       37.2%
Operating Expenses
     Operational and support expenses          1,846      1,450       27.3%
     Depreciation and amortization               370        321       15.3%
         Total Operating Expenses              2,216      1,771       25.1%
Operating Income                                 508        215      136.3%
Interest Expense                                 164         54        N/M
Other Income (Expense), net                       10         73        N/M
Income Before Income Taxes                       354        234       51.3%
Provision for Income Taxes                       137         87       57.5%
           Segment Net Income(1)                $217       $147       47.6%

 * - Not meaningful.

Selected Financial and Operating Data (b)
(amounts in millions, except customer data in thousands)

                                                2Q01        2Q00      Growth

EBITDA (5)                                       $493       $312       58.0%
EBITDA margin (6)(c)                            37.6%      32.4%    520  bps

Average monthly revenue per customer (7)(d)       $52        $61      -14.8%
Customer net adds in period:
     Cellular and PCS                             273        286       -4.5%
     Data (Cingular Interactive)                   13         79      -83.5%


                                                         Year-to-Date
                                               2001        2000       Growth

EBITDA (5)                                       $878       $536       63.8%
EBITDA margin (6)(c)                            34.9%      29.2%    570  bps

Average monthly revenue per customer (7)(d)       $51        $60      -15.0%
Customer net adds in period:
     Cellular and PCS                             615        595        3.4%
     Data (Cingular Interactive)                   47        158      -70.3%

Customers:
     Cellular and PCS                           8,487      5,482       54.8%
     Data (Cingular Interactive)                  276        382      -27.7%
POPs                                           84,400     57,034       48.0%
Penetration rate (9)                             11.1%       9.9%    120  bps

(a) The 2000 periods are comprised of BellSouth's wireless voice and wireless data operations. The 2001 periods are comprised of BellSouth's 40% share of the reported results of Cingular Wireless.

(b) Customer data for the 2001 periods, including POPs, penetration rate and average monthly revenue per customer, is comprised of BellSouth's 40% share of the managed results of Cingular Wireless.

(c)  EBITDA margin denominator includes service revenues only.

(d)  Average  monthly  revenue  per  customer  excludes   Cingular   Interactive
     (formerly BellSouth Wireless Data).

See Accompanying Notes at Page 13

BellSouth Corporation
Results by Segment (amounts in millions) (unaudited)

Latin America Group (1)(2)


                                                2Q01       2Q00       Growth

Operating Revenues
     Service revenues (4)                          $629        $574       9.6%
     Equipment and other revenues                    97          99      -2.0%
     Advertising and publishing revenues             23          31     -25.8%
         Total Operating Revenues                   749         704       6.4%
Operating Expenses
     Operational and support expenses               505         522      -3.3%
     Depreciation and amortization                  155         130      19.2%
         Total Operating Expenses                   660         652       1.2%
Operating Income                                     89          52      71.2%
Interest Expense                                     55          26     111.5%
Other Income (Expense), net                        (128)        (58)      N/M*
Income Before Income Taxes                          (94)        (32)       N/M
Provision for Income Taxes                           25           2        N/M
           Segment Net Income(1)                  ($119)       ($34)       N/M

                                                         Year-to-Date
                                                   2001       2000      Growth
Operating Revenues
     Service revenues (4)                         $1,271     $1,149      10.6%
     Equipment and other revenues                    236        205      15.1%
     Advertising and publishing revenues              24         45     -46.7%
         Total Operating Revenues                  1,531      1,399       9.4%
Operating Expenses
     Operational and support expenses              1,135      1,103       2.9%
     Depreciation and amortization                   309        256      20.7%
         Total Operating Expenses                  1,444      1,359       6.3%
Operating Income                                      87         40     117.5%
Interest Expense                                     115         59      94.9%
Other Income (Expense), net                         (169)       (46)       N/M
Income Before Income Taxes                          (197)       (65)       N/M
Provision for Income Taxes                            28        (11)       N/M
           Segment Net Income(1)                   ($225)      ($54)       N/M
* - Not meaningful.

Selected Financial and Operating Data
(amounts in millions,
except customer data in thousands)
                                                2Q01        2Q00      Growth

EBITDA (5)                                       $244        $182      34.1%
EBITDA margin (6)                               32.6%       25.9%   670  bps

Average monthly revenue per customer (8)          $26         $35     -25.7%
Customer net adds in period
(excluding ownership changes)                     224         488     -54.1%

                                                        Year-to-Date
                                                2001        2000      Growth

EBITDA (5)                                       $396       $296      33.8%
EBITDA margin (6)                               25.9%      21.2%   470  bps

Average monthly revenue per customer (8)          $27        $37     -27.0%
Customer net adds in period
(excluding ownership changes)                     939      1,315     -28.6%

Customers (voice)                               8,008       5,584      43.4%
POPs                                          156,200     114,600      36.3%
Penetration rate (9)                             5.1%        4.9%    20  bps

See Accompanying Notes at Page 13

BellSouth Corporation
Proportionate Basis(3) - Selected Financial and Operating Data
(Amounts in millions, except customer data in thousands)

Latin America Group (1)(2)


                                                  2Q01       2Q00      Growth

Operating revenues                                $701        $692      1.3%
EBITDA(5)                                         $222        $179     24.0%
EBITDA margin(6)                                 31.7%       25.9%  580  bps

Average monthly revenue per customer (8)           $26         $35    -25.7%
Customer net adds in period
(excluding ownership changes)                      304         493    -38.3%

                                                         Year-to-Date
                                                 2001       2000      Growth

Operating revenues                             $1,413      $1,359      4.0%
EBITDA(5)                                        $376        $288     30.6%
EBITDA margin(6)                                26.6%       21.2%  540  bps

Average monthly revenue per customer (8)          $27         $36    -25.0%
Customer net adds in period
(excluding ownership changes)                     972       1,273    -23.6%

Customers (voice)                               7,894       5,667     39.3%
POPs                                          156,790     129,135     21.4%
Penetration rate (9)                             5.0%        4.7%   30  bps

See Accompanying Notes at Page 13

BellSouth Corporation
Worldwide Wireless (unaudited)
Customers and POPs by Country
(Proportionate Basis(3) in thousands)
                                                 Customers As of
 Country                    Brand            2Q01        2Q00      Growth

United States      Cingular Wireless /       8,487        5,913     43.5%
                   BellSouth Mobility

Argentina           Movicom BellSouth        1,126          920     22.4%
Brazil                  Various*             1,511        1,157     30.6%
Chile                   BellSouth              800          482     66.0%
Colombia                BellSouth              777            -     N/M**
Ecuador                 BellSouth              241          179     34.6%
Guatemala               BellSouth               29            -       N/M
Nicaragua               BellSouth              127           53    139.6%
Panama                  BellSouth              112           69     62.3%
Peru                    BellSouth              373          337     10.7%
Uruguay             Movicom BellSouth           63           64     -1.6%
Venezuela           Telcel BellSouth         2,735        2,406     13.7%


     Total Latin America                     7,894        5,667     39.3%


Denmark              Sonofon                   412          320     28.8%
Germany              e-plus                  1,704        1,080     57.8%
India                SkyCell                    16            7    128.6%
Israel               Cellcom                   712          560     27.1%

                                             2,844        1,967     44.6%

    Total Worldwide Wireless                19,225       13,547     41.9%


                                                     POPs As of
 Country                    Brand            2Q01        2Q00     Growth

United States      Cingular Wireless /        84,400     59,394     42.1%
                   BellSouth Mobility

Argentina           Movicom BellSouth         23,270     23,270        --
Brazil                  Various*              25,438     25,234      0.8%
Chile                   BellSouth             15,100     15,100        --
Colombia                BellSouth             27,451          -       N/M
Ecuador                 BellSouth             11,086     11,086        --
Guatemala               BellSouth              7,140      7,140        --
Nicaragua               BellSouth              2,581      2,581        --
Panama                  BellSouth              1,223      1,223        --
Peru                    BellSouth             24,403     24,403        --
Uruguay             Movicom BellSouth            966        966        --
Venezuela           Telcel BellSouth          18,132     18,132        --


     Total Latin America                     156,790    129,135     21.4%


Denmark              Sonofon                   2,465      2,465        --
Germany              e-plus                   18,568     18,568        --
India                SkyCell                   1,348      1,348        --
Israel               Cellcom                   2,119      2,119        --

                                              24,500     24,500        --

    Total Worldwide Wireless                 265,690    213,029      24.7%

* - BCP in Sao Paulo and Northeast regions;  TCO.
** - Not meaningful.

See Accompanying Notes at Page 13

BellSouth Corporation
Results by Segment (amounts in millions) (unaudited)

Domestic Advertising & Publishing (1)


                                          2Q01       2Q00      Growth

Total Operating Revenues                    $ 443      $ 448       -1.1%
Operating Expenses
     Operational and support expenses         241        237        1.7%
     Depreciation and amortization              6          7      -14.3%
         Total Operating Expenses             247        244        1.2%
Operating Income                              196        204       -3.9%
Interest Expense                                3          4      -25.0%
Other Income, net                               -          -        N/M*
Income Before Income Taxes                    193        200       -3.5%
Provision for Income Taxes                     74         76       -2.6%
           Segment Net Income(1)             $119       $124       -4.0%

EBITDA (5)                                   $202       $211       -4.3%
EBITDA margin (6)                           45.6%      47.1%   -150  bps

                                                Year-to-Date
                                          2001        2000      Growth

Total Operating Revenues                     $ 880      $ 801       9.9%
Operating Expenses
     Operational and support expenses          445        428       4.0%
     Depreciation and amortization              13         14      -7.1%
         Total Operating Expenses              458        442       3.6%
Operating Income                               422        359      17.5%
Interest Expense                                11          9      22.2%
Other Income, net                                4          -       N/M*
Income Before Income Taxes                     415        350      18.6%
Provision for Income Taxes                     159        132      20.5%
           Segment Net Income(1)              $256       $218      17.4%

EBITDA (5)                                    $435       $373      16.6%
EBITDA margin (6)                            49.4%      46.6%   280  bps

* - Not meaningful.

See Accompanying Notes at Page 13

BellSouth Corporation
Notes

(1) Segment net income (loss) is based on normalized results which exclude certain one-time transactions and certain corporate intercompany billings. Intersegment revenues are not eliminated for purposes of management reporting.

(2)  Results for the Latin America segment are reported one month in arrears.

(3) Proportionate basis financial and operating data reflect our ownership interest in the total operating results for each of our wireless properties, both domestic and international, whether or not consolidated for financial statement presentation purposes.

(4) Wireless service revenues includes activation fees, access, airtime, roaming, long distance and value added services. Roaming revenues are included on a gross basis for the Domestic Wireless segment and on a net basis for the Latin America segment.

(5) EBITDA is defined as operating revenues less operational and support expenses.

(6)  EBITDA margin is calculated by dividing EBITDA by operating revenues.

(7) For the Domestic Wireless segment, Average monthly revenue per customer is calculated by dividing average monthly revenue by average customers. Average monthly revenue includes activation fees, access, airtime, roaming (gross), long distance and value added services.

(8) For the Latin America segment, Average monthly revenue per customer is calculated by dividing average monthly revenue by average customers. Average monthly revenue includes activation fees, access, airtime, roaming
     (net), long distance and value added services.

(9) Penetration rate is calculated by dividing customers by POPs (excludes POPs in markets where service has not been initiated).

(10) During fourth quarter 2000, we adopted a new method of recognizing revenues and expenses derived from installation and activation activities. We did this to comply with new accounting guidance contained in SAB101, which requires that revenues from such activities be deferred and recognized over the estimated life of the relationship with the customer. As required by SAB101, we retroactively adopted the new method effective January 1, 2000. The retroactive adoption decreased our previously reported revenues and expenses equally by $51 for second quarter 2000 and $98 for the year-to-date period. The adoption did not affect our reported earnings for any 2000 period.

Notes to Segment Results